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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

        Date of Report (Date of earliest event reported) : July 15, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES HTZ-1)
             (Exact name of registrant as specified in its charter)

         DELAWARE             333-68854-10 AND 333-88166         13-3891329
     (State or other          (Commission                    (I. R. S. Employer
     jurisdiction  of         File Number)                   Identification No.)
      incorporation)

      WORLD FINANCIAL CENTER,                                     10080
        NEW YORK, NEW YORK                                     (Zip Code)
       (Address of principal
        executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

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         Not Applicable

ITEM 5.  OTHER EVENTS

         99.1 Distribution to holders of the PPLUS Trust Series HTZ-1 on July 15, 2003.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the July 15, 2003 distribution to holders of the PPLUS Trust Series HTZ-1.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               MERRILL LYNCH DEPOSITOR, INC.

    Date: 07/21/03                             By: /s/ Barry N. Finkelstein
                                                   Name: Barry N. Finkelstein
                                                   Title: President

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                                  EXHIBIT INDEX

                  99.1 Trustee's report in respect of the July 15, 2003 distribution to holders of the PPLUS Trust Series HTZ-1.